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                                                                                                              Exhibit 4.1
                                        Form of Common Stock Certificate

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                                             CERTIFICATE OF STOCK                                             See Reverse for
                                                                                                              Certain Abbreviations
                                                                                                              CUSIP 25746U 10 9

Number                                                                                                        Shares
 DRP
                                                 Common                                                       [GRAPHIC]
                                                 Stock


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        Dominion                                 Incorporated under             This certificate is
        Resources, Inc.                          the Laws of the                transferable in
                                                 Commonwealth                   Richmond, Virginia or
                                                 of Virginia                    New York, New York



        This Certifies that
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        Is the Owner of
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AMERICAN BANK NOTE COMPANY.

                                   Fully Paid and Non-Assessable
                                   Shares of the Common
                                   Stock without Par Value of

                                   Dominion Resources, Inc. transferable on the books of the Corporation by the holder hereofin person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
                                   This Certificate is not valid unless undersigned and registered by the Transfer Agent and
                                   Registrar.

                                   With the facsimile signatures of the Corporation's authorized officers.

                                   Dated

                                   Countersigned and Registered:
                                   Dominion Resources, Inc.,
                                   Richmond, VA
                                                                                           /s/ Thos E. Capps
                                   Transfer Agent                                    ---------------------------
                                   and Registrar                                               President

                                   By
                                     -------------------------                        /s/ Patricia A. Wilkerson
                                        Authorized Signature                         ---------------------------
                                                                                          Corporate Secretary





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Dominion Resources, Inc.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following  abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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     TEN COM  -  as tenants in common              UNIF TRNSFRS MIN ACT-________Custodian _____________
     TEN ENT  -  as tenants by the entireties                            (Cust)              (Minor)
                 with right of survivorship                           under Uniform Transfers to Minors
     JT TEN   -  as joint tenants with right of                       Act _____________________________
                 survivorship and not as tenants                                     (State)
                 in common

     Additional abbreviation may also be used though not in the above list.

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For value received, _______________________hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OF
       OTHER IDENTIFYING NUMBER
             OF ASSIGNEE
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              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                           POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
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of the captial stock represented by the within Certificate and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated
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                         SIGNATURE
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                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.

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                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.